FOR IMMEDIATE RELEASE

                         AUDIOVOX CORPORATION TO RELEASE
                   FISCAL 2004 RESULTS & HOST CONFERENCE CALL

Hauppauge, NY, February 7, 2005 . . .(NASDAQ: VOXX)...Audiovox Corporation (the "Company") today announced that it will release results for fiscal 2004 on Monday, February 14th, 2005. The Company also announced that it will be filing a Form 12b-25 with the Securities and Exchange Commission (SEC) and anticipates filing its Form 10-K for Fiscal 2004 on or before February 28th, 2005.

The delay is to give the Company's independent auditors, Grant Thornton LLP, sufficient time to complete an audit of the Company's 2002 results, which are required to be included in the Fiscal 2004 10-K.

The Company's former auditor KPMG has advised that it would not provide its consent to use its report on fiscal 2002 in the Company's fiscal 2004 filing. The only information that KPMG has disclosed to the Company in this connection is that KPMG has received a grand jury subpoena seeking certain documents relating to past engagements to audit the financial statements of the Company. KPMG has not provided any information to the Company regarding the status of any individual or company.

Audiovox Corporation has not been contacted by the US Attorney's office regarding this matter.

Audiovox Corporation will host a conference call in conjunction with the release of its results on February 14th, 2005. Details for the call will appear in a subsequent release.

About Audiovox

Audiovox Corporation is a leading international supplier and value added service provider in the consumer electronics industry. The Company conducts its business through subsidiaries and markets, mobile and consumer electronics products both domestically and internationally under several of its own brands. It also functions as an OEM (Original Equipment Manufacturer) supplier to a wide variety of customers, through several distinct distribution channels. For additional information, please visit Audiovox on the Web at http://www.audiovox.com.

Safe-Harbor Language

Except for historical information contained herein, statements made in this release that would constitute forward-looking statements may involve certain risks and uncertainties. All forward- looking statements made in this release are based on currently available information and the

                                    - more -

                                  Exhibit 99.1

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Audiovox Corporation to Release Fiscal 2004 Results
Page 2 of 2


Company assumes no responsibility to update any such forward-looking statement. The following factors, among others, may cause actual results to differ materially from the results suggested in the forward-looking statements. The factors include, but are not limited to, risks that may result from changes in the Company's business operations; our ability to keep pace with technological advances; significant competition in the mobile and consumer electronics businesses as well as the wireless business; our relationships with key suppliers and customers; quality and consumer acceptance of newly introduced products; market volatility; non-availability of product; excess inventory; price and product competition; new product introductions; the possibility that the review of our prior filings by the SEC may result in changes to our financial statements; and the possibility that stockholders or regulatory authorities may initiate proceedings against Audiovox and/or our officers and directors as a result of any restatements. Risk factors associated with our business, including some of the facts set forth herein, are detailed in the Company's Form 10-K/A for the fiscal year ended November 30, 2003 and Form 10-Q for the fiscal 2004 third quarter ended August 31, 2004.

Company Contact:                       Public and Investor Relations Contact:
----------------                       --------------------------------------
C. Michael Stoehr, SVP/CFO             Glenn Wiener
Audiovox Corporation                   GW Communications
(631) 231-7750                         (212) 786-6011 or GWIENER@GWCCO.COM


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                                  Exhibit 99.1